UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 13, 2002

THE DIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization) 15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	51-0374887 (I.R.S. Employer Identification No.) 85260-1619 (Zip Code)

Registrant's Telephone Number, Including Area Code (480) 754-3425

Item 9. Regulation FD Disclosure.

On February 13, 2002, Dial issued a press release relating to its analyst and investor conference to be held on Tuesday, February 19, 2002, a copy of which is attached as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
February 13, 2002

/s/ Conrad A. Conrad
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99	Press Release dated February 13, 2002